UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 27, 2007

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Sun Life Insurance and Annuity Company of New York

(Exact Name of Registrant as Specified in Charter)

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New York	33-1079, 33-58482, 333-77281, 333-133683, 333-144903, 333-144908, 333-144911 and 333-144912	04-2845273
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

60 East 42nd Street, Suite 1115 New York, NY	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 922-9242

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders

On September 27, 2007 (the "Effective Date"), the United States Securities and Exchange Commission (the "SEC") declared effective four registration statements under the Securities Act of 1933, as amended (the "Securities Act"), each filed on Form S-3 by Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") and its wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)"):  SEC File Nos. 333-144903 (and 333-144903-1), 333-144908 (and 333-144908-1), 333-144911 (and 333-144911-1), and 333-144912 (and 333-144912-1).

Each of the four registration statements registers the offer and sale

•
By Sun Life (N.Y.), on or after the Effective Date, of market value adjusted interests ("Guarantee Period Interests") under certain  combination fixed and variable deferred annuity contracts (the "Contracts"), which interests constitute the fixed investment options under the Contracts; and

•
By Sun Life (U.S.) of its full and unconditional subordinated guarantee (the "Subordinated New Guarantee") of Sun Life (N.Y.)’s payment obligations in respect to such Guarantee Period Interests sold on or after the Effective Date.

The Subordinated New Guarantee is filed or incorporated by reference as Exhibit 4(b) to each of the four registration statements.

On the Effective Date, Sun Life (U.S.), pursuant to the "Subordinated Old Guarantee," also fully and unconditionally guaranteed, on a subordinated basis, Sun Life (N.Y.)’s payment obligations in respect to Guarantee Period Interests sold before the Effective Date.  The  Guarantee Period Interests to which the Subordinated Old Guarantee relates consist of all Guarantee Period Interests offered and sold pursuant to registration statements of Sun Life (N.Y.) pursuant to the Securities Act that were effective at any time prior to the Effective Date of the four registration statements listed above.

The Subordinated Old Guarantee is filed as Exhibit 4.1 hereto, and the terms of the Subordinated Old Guarantee are incorporated by reference herein.

Item 8.01.  Other Events

As a result of its registration, offer and sale of Guarantee Period Interests pursuant to registration statements under the Securities Act, Sun Life (N.Y.) has been required to file annual, quarterly and current reports with the SEC (on Forms 10-K, 10-Q and 8-K, respectively) pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Under the SEC’s rules, implementation of the Subordinated New Guarantee and the Subordinated Old Guarantee discussed under Item 3.03 above will enable Sun Life (N.Y.) to stop filing these reports, and the purpose of these guarantees is to achieve that result.  Accordingly, Sun Life (N.Y.) expects that it will file no further annual, quarterly or current reports with the SEC pursuant to the Exchange Act, and separate financial statements of Sun Life (N.Y.) will no longer be required to be included or incorporated by reference in any registration statement under the Securities Act with respect to Guarantee Period Interests.

Sun Life (U.S.), however, is and expects to continue to be required to file with the SEC annual, quarterly and current reports with the SEC on Forms 10-K, 10-Q and 8-K, respectively.  Moreover, as a subsidiary of Sun Life (U.S.), Sun Life (N.Y.) has been and is expected to continue to be included in Sun Life (U.S.)’s consolidated financial statements that are included (or incorporated by reference) in reports or registration statements that Sun Life (U.S.) files with the SEC.  It is expected that financial statements of Sun Life (N.Y.) that are in the future included or incorporated by reference in such SEC filings will include a footnote containing condensed consolidating financial information with separate columns for Sun Life (U.S.), Sun Life (N.Y.), and other subsidiaries of Sun Life (U.S.), together with consolidating adjustments.  Also, Sun Life (N.Y.) expects to continue filing separate audited annual financial statements in Form N-4 registration statements under the Securities Act that relate to the variable investment options under the Contracts.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed with this report:

Exhibit No.	Description
4.1
Subordinated Old Guarantee, dated as of September 27, 2007, of Sun Life Assurance Company of Canada (U.S.), with respect to certain market value adjusted interests sold prior to that date pursuant to deferred combination fixed and variable annuity contracts issued by Sun Life Insurance and Annuity Company of New York

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Sun Life Insurance and Annuity Company of New York
(Registrant)

Date: September 28, 2007	By: /s/ Ronald H. Friesen
Ronald H. Friesen
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
4.1
Subordinated Old Guarantee, dated as of September 27, 2007 of Sun Life Assurance Company of Canada (U.S.), with respect to certain market value adjusted interests sold prior to that date pursuant to deferred combination fixed and variable annuity contracts issued by Sun Life Insurance and Annuity Company of New York